Supplement dated February 2, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated June 23, 2014, for the following fund:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Small Company Growth Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Small Company Growth Fund	Rahul Narang	2 RICs 10 other accounts	$1.61 billion $86.09 million	None	(2)	(6)
	Wayne M. Collette, CFA	3 RICs 1 PIV 9 other accounts	$1.80 billion $16.03 million $99.99 million	None
	Lawrence W. Lin, CFA	2 RICs 1 PIV 14 other accounts	$1.61 billion $16.03 million $98.07 million	None
	Daniel Cole(b)	5 other accounts	$2.97 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	The portfolio manager began managing the Fund after its fiscal year end; portfolio manager reporting information is provided as of December 31, 2014.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-13 A (2/15)